UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 14, 2018

Date of Report (Date of Earliest Event Reported)

AMES NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

IOWA	0-32637	42-1039071
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 FIFTH STREET

AMES, IOWA 50010

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (515) 232-6251

NOT APPLICABLE

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On September 14, 2018, Ames National Corporation (the “Company”) announced that First National Bank, Ames, Iowa (“First National”), a wholly-owned subsidiary of the Company, completed the acquisition of all the outstanding stock of Clarke County State Bank (“Clarke County”), an Iowa state chartered bank, from United Bancorporation (“United”) in accordance with the terms of the Stock Purchase Agreement dated April 19, 2018 (the “Purchase Agreement”) by and among Clarke County, United and First National (the “Stock Acquisition”). Pursuant to the Purchase Agreement, First National paid United cash of approximately $14.8 million to complete the Stock Acquisition. Upon completion of the Stock Acquisition, First National and Clark County entered into an Agreement and Plan of Merger dated September 14, 2018 (the “Merger Agreement”) whereby Clarke County was merged with and into First National, with First National being the surviving entity of the merger, effective as of 12:01 a.m., September 15, 2018 (the “Merger”). Clarke County, located in Osceola, Iowa, has assets of approximately $103 million, loans of approximately $77 million and deposits of approximately $83 million. All three bank offices of Clarke County located in Osceola and Murray, Iowa became offices of First National following the closing of the Merger.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is included as Exhibit 2, to Form 10-Q as filed with the Securities and Exchange Commission on May 8, 2018, and is incorporated herein by reference.

A copy of the Company’s press release, dated September 19, 2018, announcing the completion of the Stock Acquisition and the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d)	The following exhibit is furnished as part of this Report.

Exhibit No.	Description

99.1	News Release dated September 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES NATIONAL CORPORATION

Date: September 19, 2018	By:	/s/ John P. Nelson
John P. Nelson, President
(Principal Executive Officer)